SCHEDULE 14A

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

EMPIRIC FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

EMPIRIC FUNDS, INC.
On behalf of its sole series Core Equity Fund

For proxy information, please call ([ ]) [ ]-[ ]
For account information, please call:
(800) 880-0324

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS [Date of meeting]

To the Shareholders of Core Equity Fund, the sole series of Empiric Funds, Inc. (the “Company”).

Notice is hereby given that a Special Meeting of shareholders (the “Meeting”) of Core Equity Fund (the “Fund”) will be held at [the offices of _________], [address], on [day and date] at [_____ a.m./p.m., Eastern/Central Time], to vote on a proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization to reorganize the Fund as a series of Mutual Fund Series Trust (the “Reorganization”).  The purpose of the Reorganization is to reduce the Fund’s expense ratio based on the lower projected expense structure of Mutual Fund Series Trust.

Please take some time to read the enclosed Proxy Statement.  It discusses the Reorganization in more detail.  If you were a shareholder of the Fund as of the close of business on [record date], you may vote on the Proposal at the Meeting or at any adjournment of the Meeting.  You are welcome to attend the Meeting in person.  If you cannot attend in person to cast your vote, please vote by mail, telephone or internet.  Just follow the instructions on the enclosed Proxy Card.  If you have questions, please call [ ].  It is important that you vote.  The Board of Directors of the Company unanimously recommends that you vote FOR the Reorganization.

By order of the Board of Directors,

Heather Taute, Secretary
[Date]

EMPIRIC FUNDS, INC.
On behalf of its sole series Core Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [date]

INTRODUCTION

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Core Equity Fund (the “Existing Fund”), the sole series of Empiric Funds, Inc., to be voted at the Special Meeting of Shareholders (the “Meeting”) of the Existing Fund to be held at [the offices of _________], [address], on [Day and Date] at [time a.m./p.m., Eastern/Central Time].  The purpose of the Meeting, as described below, is to vote on a proposal (the “Proposal”) to approve the Agreement and Plan of Reorganization to reorganize the Existing Fund as a series of Mutual Fund Series Trust.  The Notice of the Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to shareholders on or about [date].

The Board has fixed the close of business on [record date] as the record date (the “Record Date”) for the determination of shareholders of the Existing Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof.  Shareholders on the Record Date will be entitled to one vote for each full share and an approximate fraction of a vote for each fractional share held on each matter to which they are entitled to vote and that is to be voted on by shareholders of the Existing Fund.  The Existing Fund offers two classes of shares, Class A and Class C, which are the only classes of shares currently authorized by the Existing Fund.  As of close of business on the Record Date, [number] Class A shares and [number] Class C shares of the Existing Fund were issued and outstanding.

Additional information about the Existing Fund is available in the Existing Fund’s most recent prospectus, statement of additional information and semi-annual and annual reports to shareholders.  Copies of these documents are available without charge upon request by writing Empiric Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (888) 839-7424.  All of these documents are also filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.  The Existing Fund’s most recent semi-annual and annual reports have previously been mailed to shareholders.

SUMMARY OF THE PROPOSAL

As summarized below, the shareholders of the Existing Fund have the right to vote on:

1.	the Agreement and Plan of Reorganization to reorganize the Existing Fund as a series of Mutual Fund Series Trust (the “Reorganization”); and

2.	such other business as may properly come before the Meeting.

You may vote (i) in person by attending the Meeting, (ii) by mailing the enclosed proxy card, or  (iii) by telephone or through the Internet pursuant to the instructions on the enclosed proxy card.  If you vote by mailing the enclosed proxy card, shares presented by duly executed and timely delivered proxies will be voted as instructed on the proxy card.  If you mail the enclosed proxy card and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted FOR the Proposal.  If you execute and mail the enclosed proxy card, that vote may nevertheless be revoked at any time prior to its use by written notice to the Secretary of the Existing Fund at [address], (i) by submitting a subsequently executed and dated proxy card, (ii) by authorizing your proxy by telephone or internet, (iii) by attending the Meeting and casting your vote in person, or (iv) as otherwise permitted.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.  Please note that merely attending the Meeting without voting will not revoke a valid proxy.

The Board of the Existing Fund knows of no business other than the Proposal set forth herein to be considered at the Special Meeting.  If any other business is properly presented before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Existing Fund are located at U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701.

PROPOSAL – APPROVE AGREEMENT AND PLAN OF REORGANIZATION

At a meeting of the Board held on November 15, 2012, the Board approved a reorganization agreement (the “Reorganization Agreement”).  The Existing Fund is currently a series of Empiric Funds, Inc., a Maryland corporation.  Under the Reorganization Agreement, the Existing Fund would be reorganized and redomiciled as a newly created series (the “New Fund”) of Mutual Fund Series Trust, an existing Ohio business trust (the “Reorganization”).  The Board approved the Reorganization based on Empiric Advisors Inc.'s, the advisor to the Existing Fund and the New Fund, representation that Existing Fund Shareholders will pay lower operating and regulatory expenses following the Reorganization.

The New Fund (i) will not engage in any operations prior to the Reorganization other than in connection with organizational activities; and (ii) was created solely for the purpose of acquiring and carrying on the business of the Existing Fund.  If Existing Fund shareholders approve the Reorganization, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities.  The Reorganization Agreement further provides that the Existing Fund will then distribute the shares received from the New Fund to the Existing Fund’s shareholders and then terminate.  As a result, the total value of the shares held by a shareholder of the Existing Fund immediately prior to the Reorganization will be equal to the total value of the shares that the shareholder will receive from the New Fund.  Assuming the proposal is approved by shareholders, we expect the Reorganization to take effect before June 30, 2013 (the “Effective Date”), although that date may be adjusted in accordance with the terms of the Reorganization Agreement.

On the Effective Date of the Reorganization, shareholders of the Existing Fund will receive shares of the New Fund equal in number and in value to their shares of the Existing Fund.  For example, if a shareholder currently owns 100 shares of the Existing Fund, immediately after the closing of the Reorganization, he or she would own 100 shares of the same class of the New Fund having the same net asset value as his or her original 100 shares of the Existing Fund.  Accordingly, shareholders of the Existing Fund would hold an interest in the New Funds that is equivalent to their interest in the Existing Funds.  For all practical purposes, a shareholder’s financial interest in the Existing Fund would not change.  As described below, the Reorganization is intended to be tax-free for U.S. federal income tax purposes.

After the Reorganization, the New Fund’s name, investment objective, investment strategies, investment manager, and portfolio managers will be the same as those of the Existing Fund.  However, the New Fund’s administrator, transfer agent, accountant, custodian, distributor, independent registered public accounting firm and legal counsel will all be different than those of the Existing Fund.  In addition, as a series of Mutual Fund Series Trust, the New Fund will not be overseen by the Existing Fund’s current Board, and will instead be overseen by the Board of Trustees of Mutual Fund Series Trust.  Finally, the fees and expenses of the New Fund are expected to decrease as a result of the Reorganization.  For further information regarding these changes, please see the “Comparison of the Existing Fund and the New Fund” below.

Summary of the Reorganization Agreement

The proposed Reorganization Agreement, approved by the Board, contemplates the transfer of all of the assets of the Existing Fund to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. More specifically, the Reorganization Agreement contemplates:

•	the reorganization of the Existing Fund into the New Fund, which is a newly created series of Mutual Fund Series Trust, an existing Ohio business trust;
•
the transfer of all of the assets of the Existing Fund to the New Fund in exchange for shares of the New Fund having an aggregate net asset value equal to the value of the assets and liabilities of the Existing Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund;

•
the distribution to each shareholder of the Existing Fund of the same number of shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Existing Fund held by that shareholder on the Effective Date; and

•	the subsequent complete liquidation and dissolution of the Existing Fund and Empiric Funds, Inc.

If shareholders approve the Reorganization, the Reorganization will take place if the parties to the Reorganization Agreement satisfy various conditions set forth in that agreement.

The Reorganization Agreement provides that the Existing Fund will transfer to the New Fund its assets on the Effective Date in exchange solely for shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Reorganization Agreement further provides that the Existing Fund will distribute the shares received from the New Fund to its shareholders and terminate and dissolve in accordance with applicable Maryland state law.  The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number and value of the full and fractional shares of the Existing Fund you own at the close of business on the Effective Date.

The aggregate net asset value of the New Fund shares to be credited to the Existing Fund shareholders shall be equal to the aggregate net asset value of the Existing Fund shares owned by Existing Fund shareholder on the Effective Date.  All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.  The New Fund will not issue certificates representing the New Fund shares issued in connection with the Reorganization.

After the distribution of New Fund shares, the Existing Fund will take all necessary steps under Maryland state law, the governing instruments of the Existing Fund, and any other applicable law to effect a complete dissolution of the Existing Fund.  The Board of the Existing Fund has determined that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Existing Fund and its shareholders.

The Board of the Existing Fund or the New Fund may terminate the Reorganization Agreement and abandon the Reorganization contemplated thereby at any time prior to the Effective Time (as defined in the Reorganization Agreement) of the Reorganization, including before or after approval by the shareholders of the Existing Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to such Fund.  The Reorganization is conditioned upon, among other things, the requisite approval of shareholders, the absence of certain legal proceedings, the receipt of certain regulatory consents deemed necessary to consummate the Reorganization, the Existing Fund’s and New Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under Section 368 of the of the Internal Revenue Code of 1986, as amended, and certain legal opinions regarding the organization of the New Fund and issuance of its shares in connection with the Reorganization.  The Reorganization Agreement provides that the Existing Fund or New Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the Existing Fund or New Fund, as applicable, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Existing Fund; and (2) the Existing Fund receives an opinion of counsel that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for U.S. federal income tax purposes.

Comparison of the Existing Fund and the New Fund

A.	Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

Following the Reorganization, the New Fund will be managed by the same investment advisor as advises the Existing Fund using the same investment strategies, and will assume all of the assets and liabilities of the Existing Fund.  Because of this, the New Fund will have substantially the same investment objective, limitations and restrictions, as well as principal investment strategies and risks, as the Existing Fund.

B.	Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Existing Fund in comparison to shares of the New Fund.  The table is based on fees and expenses as shown in the Existing Fund’s prospectus and on estimates for the New Fund.

Shareholder Fees (fees paid directly from your investment)	Existing Fund		New Fund
	CLASS A	CLASS C	CLASS A	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	NONE	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)1	NONE	1.00%	NONE	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	NONE	NONE	NONE	NONE
Maximum Account Maintenance Fee	NONE2	NONE2	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	1.00%	0.25%	1.00%
Other Expenses3	0.85%4	0.85%4	0.52%5	0.52%5
Total Annual Fund Operating Expenses	2.10%	2.85%	1.77%	2.52%
Fee Waiver/Expense Reimbursement6	(0.12%)	(0.12%)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.98%	2.73%	1.77%	1.77%
1.
For single purchases, or purchases aggregating $1 million or more of Class A shares you will not pay an initial sales charge.  On these purchases of Class A shares, a deferred sales charge of 1% is levied on redemptions occurring within 12 months of the investment.  For Class C shares, the deferred sales charge is applied to redemptions within one year of purchase.

2.
The Existing Fund may charge an account maintenance fee of $60 to accounts that have balances less than the minimum of $5,000 for regular accounts or retirement accounts, or $2,000 for Coverdell Education Savings Accounts.

Other expenses exclude non-recurring estimated Reorganization expenses.
4.	Restated to reflect projected expenses under a new administrative services arrangement effective February 1, 2013.
5.	Estimated for current fiscal year.
6.
Effective February 1, 2013, Empiric Advisors, Inc. (the “Advisor”) has contractually agreed to reduce its management fees and/or reimburse the Existing Fund so that Total Annual Fund Operating Expenses (excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, any indirect expenses such as acquired fund fees and expenses, and extraordinary litigation expenses) do not exceed 1.73% of the Existing Fund’s average daily net assets through February 1, 2014.  This expense cap may not be terminated prior to this date except by the Board of Directors.  Expenses reimbursed and/or fees reduced by the Advisor may be recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit.  The Advisor has agreed to the same expense cap for the New Fund, which will continue for a minimum of one year from the date the New Fund commences operations.

Expense Examples:  These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Only the first year of each period in the example takes into account the expense reimbursement described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Existing Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$764	$1,184	$1,629	$2,857
Class C	$378	$872	$1,493	$3,167
Class C (no redemption)	$276	$872	$1,493	$3,167

New Fund

Class A	$745	$1,100	$1,479	$2,539
Class C	$355	$785	$1,340	$2,856
Class C (no redemption)	$255	$785	$1,340	$2,856

C.	Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Existing Fund, including telephone purchases and redemptions.  These services will be provided by different services providers, however.  Below is a summary of these services and service providers.

Distribution:  The Existing Fund’s underwriter and distributor is Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202.  The New Fund’s underwriter and distributor is Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130.  Both Distributors are registered broker-dealers and members of FINRA.  Both Distributors have an agreement with the respective Fund to use its best efforts to promote, offer for sale and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so.

Buying Shares:  The Existing Fund has a minimum initial investment requirement of $5,000 for regular accounts and Individual Retirement Accounts (Traditional, Roth, SEP, and SIMPLE IRAs), and a minimum initial investment requirement of $2,000 for Coverdell Education Savings Accounts.  The New Fund has a minimum initial investment requirement of $2,500 for all account types.  Both Funds have the same subsequent investment requirements.  Shares of each Fund may be purchased through broker-dealers who have a selling arrangement with the Fund.

Shares of each Fund may also be purchased by calling or by sending a completed shareholder application and check by mail to the respective Fund’s transfer agent.  The Existing Fund’s transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 E. Michigan Street, 3rd Floor Milwaukee, WI  53202.  The New Fund’s transfer agent is Gemini Fund Services, LLC, located at 4020 South 147th Street, Omaha, NE 68137.  Purchases of shares of each Fund may also be paid for by wire transfer[, and both Funds offer automatic investment plans.]  See each Fund’s prospectus for more information on the purchase of Fund shares.

Selling Shares:  Shares of both the New Fund and the Existing Fund may be redeemed by calling or by sending a written request in proper form to the respective Fund’s transfer agent.  With respect to the Existing Fund, redemption proceeds may be sent to shareholders by check, wired to the shareholders account, or sent via electronic funds transfer through the ACH network.  Redemptions proceeds with respect to the New Fund may be sent to shareholders by check or wired to the shareholders account.

For both Funds, shares will be redeemed at the closing net asset value, less any applicable deferred sales charge, any day the New York Stock Exchange is open.  The redemption price will be the next net asset value per share determined after the shareholder’s redemption request is received in good order, less any applicable deferred sales charge.  See each Fund’s current prospectus for additional information on redeeming Fund shares.

D.	Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Existing Fund.  Existing Fund shareholders who currently have their distributions reinvested will continue to have distributions reinvested in the New Fund following the Reorganization.

E.	Form of Organization

The Existing Fund is a series of a Maryland corporation, Empiric Funds, Inc., which is currently governed by its Articles of Incorporation, Bylaws and a Board of Directors, as well as the Maryland General Corporation Law.  The New Fund is a series of Mutual Fund Series Trust, an existing Ohio business trust governed by its own Declaration of Trust, Bylaws and a Board of Trustees, as well as Ohio law as it applies to Ohio business trusts.  The operations of the Existing Fund and the New Fund, and of Empiric Funds, Inc. and Mutual Fund Series Trust, are also governed by applicable U.S. federal law.

Certain differences and similarities between Empiric Funds, Inc. and Mutual Fund Series Trust are summarized in Appendix A to this Proxy Statement.  Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison.  [Copies of these governing documents are available to shareholders without charge upon written request.]

F.	The Investment Advisor and Portfolio Managers

Both the New Fund and the Existing Fund are advised by the same investment advisor, Empiric Advisors, Inc. (the “Advisor”).  The Advisor is located at 6300 Bridgepoint Parkway, Building 2, Suite 105, Austin, Texas 78730.

The Advisor provides day-to-day investment management services to the Existing Fund and continuously reviews and recommends to the Existing Fund when and to what extent securities should be purchased or disposed of.  Following the Reorganization, the Advisor will provide these services to the New Fund.

Mark A. Coffelt, CFA, is the President, Chairman of the Board of Directors and Portfolio Manager of the Existing Fund.  Loren Mark Coffelt is Co-Portfolio Manager of the Existing Fund.  Following the Reorganization, Mark A. Coffelt and Loren Mark Coffelt will continue on as Portfolio Managers of the New Fund.  Because the New Fund will have its own officers and Board of Trustees, Mark. A. Coffelt will not serve as President or Chairman of the Board of the New Fund.  See “Certain Information Regarding the Trustees and Officers of the New Fund” below.

G.	Other Service Providers

In addition to having a different distributor and transfer agent than the Existing Fund, as mentioned above, several other services providers to the New Fund will also be different.  The Existing Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, also serves as the Existing Fund’s accountant, administrator and custodian.  Following the Reorganization, Gemini Fund Services, LLC will serve as the New Fund’s accountant.  Gemini Fund Services, LLC and MFund Services LLC will provide administrative services to the New Fund.  Huntington National Bank, located at 7 Easton Oval, Columbus, Ohio 43219, will provide custodial services to the New Fund.  The New Fund will also have a different independent registered accounting firm and legal counsel than the Existing Fund.

Timing of the Reorganization

If necessary approvals are obtained, the proposed Reorganization will likely occur in the first half of 2013 (the “Closing Date”), although the date may be adjusted in accordance with the terms of the Reorganization Agreement.

Expenses of the Reorganization

The Advisor estimates that expenses of the Reorganization will total approximately $[ ].  These expenses include the cost of filing, printing and mailing this Proxy Statement, accounting fees, legal fees, and other expenses related to the Reorganization.  The Board has approved the allocation to the Fund of $[ ] of the Reorganization expenses, and the Advisor has agreed to pay the remaining expenses.  Because of the projected expense savings to shareholders following the Reorganization, it is expected that the shareholders will recoup these expenses within [ ] months following the Effective Date.

Certain Information Regarding the Trustees and Officers of the New Fund

In connection with the Reorganization, the operations of the New Fund will be overseen by the Mutual Fund Series Trust (the “Trust”) Board of Trustees (the “New Board”).  The New Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by a resolution or directive of the New Board.  In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

Trustees of the New Board who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the distributor to a series of the Trust (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements.

The New Board currently has two standing committees: the Audit Committee and the Valuation Committee.  Each committee is further described in the New Fund’s statement of additional information.

The term of office for each Trustee of the New Board is for the duration of the Trust or until death, removal, resignation or retirement.  The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

    Independent Trustees
Name, Address and Year of Birth	Position(s) held with the Trust	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 2000. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	[27]	Trustee, Variable Insurance Trust since 2010.

Tiberiu Weisz c/o Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	[27]	Trustee, Variable Insurance Trust since 2010.
Dr. Bert Pariser The MITCU Corp. 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	[27]	Trustee, Variable Insurance Trust since 2010.

    Interested Trustee** and Officers
Name, Address and Year of Birth	Position(s) held with the Trust	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street, Huntington, NY 11743 Year of Birth: 1962	Trustee	Since 7/2006
Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.
				[27]	Trustee, Variable Insurance Trust since 2010.
Erik Naviloff 450 Wireless Blvd Hauppauge, New York 11788 Year of Birth: 1968	Treasurer and Principal Financial Officer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

James P. Ash 450 Wireless Blvd. Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012
Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
				N/A	N/A
Debra Brown CCO Compliance 32 Saddlebrook Lane, Phoenixville, PA 19460 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A
*    The term of office of each Trustee is indefinite.
**  Trustee Jerry Szilagyi is an “interested person” of the Trust as defined in the 1940 Act by virtue of being an officer of an adviser to a series of the Trust.

Trustees of the New Board who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, are paid a quarterly retainer of $250 per fund under the Trust, and $500 per Valuation Committee meeting and per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750.  The fees paid to the Trustees are paid in fund shares and allocated pro rata among the funds in the complex.

U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by the Existing Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code or stock in passive foreign investment companies, as defined in Section 1297(a) of the Code), nor should a gain or loss be recognized by the shareholders of the Existing Funs s as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Existing Fund shares.  In addition, a shareholder’s tax basis for shares held in the Existing Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Existing Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

Approval of the Reorganization Agreement by the Board

Empiric Funds, Inc.’s Board of Directors (the “Board”) determined that the Reorganization is in the best interests of the Existing Fund and its shareholders and unanimously recommends that shareholders approve the Reorganization.  The Reorganization was reviewed by the Board, with the advice and assistance of legal counsel, at Board meetings held on November 15 and 28, 2012.  In connection with their meetings, Board members were provided with, and reviewed, materials prepared by the Advisor summarizing the Reorganization.  These materials included estimated costs of the Reorganization and the allocation of these costs between the Existing Fund and the Advisor, an itemized list of the Existing Fund’s current operating expenses versus the projected operating expenses of the New Fund following the Reorganization, a summary of service providers to the New Fund and the Advisor’s reported due diligence conversations with other advisers to series included in Mutual Fund Series Trust  regarding their experiences with its service providers and board members.  The Board reviewed, evaluated and discussed the financial data, materials, analyses and information provided to it that the Board members considered relevant.

In their deliberations, the Board members relied on the materials, presentations and representations made by the Advisor and the President of Mutual Fund Series Trust regarding the Reorganization, including the Advisor’s representations that the Reorganization was in the best interest of the Existing Fund’s shareholders and was projected to result in cost savings to the Existing Fund.  The Board members did not identify any single factor that was paramount or controlling in their deliberations, and individual Board members may have attributed different weights to various factors.  The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority:

1.
the projected, lower operating expenses that shareholders of the New Fund would incur, relative to the operating expenses currently paid by the Existing Fund, based on expense analyses provided by the Advisor;

2.
that shareholders would not be diluted by the Reorganization, because the Advisor will pay a substantial portion of the Reorganization costs, and the costs allocated to the Fund would be less than $0.01 per share;

3.
the New Fund’s lower cost operating structure, including the fact that the shareholders would be likely to recover the amount of Reorganization expenses in less than one year due to the projected expense savings from the New Fund’s lower operating costs;

4.	the anticipated continuity of investment advice for shareholders of the Existing Fund, as the New Fund will have the same Advisor and portfolio managers;
5.	that the New Fund will have substantially the same investment objectives, principal investment strategies, and fundamental investment restrictions as the Existing Fund;
6.	that the Existing Fund will receive an opinion of counsel that the Reorganization will be a tax-free exchange of shares by shareholders; and
7.	the Advisor’s recommendation that the Reorganization is in the best interest of shareholders.

As a result, the Board, including all of the Independent Directors, approved the Reorganization of the Existing Fund into the New Fund, after determining that the Reorganization was in the best interests of the Existing Fund and its shareholders due to the projected cost savings following the Reorganization, and the fact that the interests of shareholders of the Existing Fund would not be diluted.

Required Vote

Approval of the Proposal to Reorganize the Existing Fund requires the affirmative vote of a majority of the voting power of the Existing Fund (voting together as a single class) entitled to vote at the Meeting.

THE EXISTING FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR THE REORGANIZATION AGREEMENT

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting.  If you give instructions, your vote will be cast in accordance with your instructions.  If you return your signed Proxy Card without instructions, your vote will be cast FOR the Proposal.  Your vote will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to [ ] or by calling [ ], by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted.  Attending the Meeting in person will not automatically revoke your prior proxy.  If you intend to vote in person at the Meeting, please call [ ] to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

The holders of a majority of the Existing Fund shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Meeting.  Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  A quorum is required to take action on the Proposal.

In the event that a quorum of shareholders of the Existing Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Existing Fund shareholders of record at the close of business on [the record date] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  Each shareholder is entitled to one vote per share held on the Record Date, and a proportional fractional vote for any fractional share held.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Effect of Abstentions and Broker Non-Votes

An abstention or broker non-vote will not be considered a vote cast, however, an abstention or broker non-vote will be counted for purposes of attaining a quorum.  Because approval of the Proposal requires the affirmative vote of a majority of the shares entitled to vote, abstentions and broker non-votes will have the effect of a vote AGAINST the proposal.

Householding

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household.  Shareholders of the Existing Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account.  If you received more than one copy of the  Proxy Statement, you may elect to household in the future; if you received a single copy of the  Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this  Proxy Statement by writing to the Existing Fund at the following address: Empiric Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling toll free at 1-888-839-7424.

Other Matters to Come Before the Meeting

The Advisor does not know of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement.  If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Shareholder Proposals at Future Meetings

Under its Articles of Incorporation, Empiric Funds, Inc. is not required to hold annual meetings of shareholders to elect Directors or for other purposes.  It is not anticipated that Empiric Funds, Inc. will hold shareholders’ meetings unless required by law or its Articles of Incorporation.

Principal Shareholders

Appendix B to this Proxy Statement lists the persons that, to the knowledge of the Existing Fund, owned beneficially 5% or more of the outstanding shares of either class of the Existing Fund as of [ ].  A shareholder who owns beneficially, directly or indirectly, more than 25% the Existing Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Existing Fund.

Appendix A

Comparison of Organizational Documents

Policy	Empiric Funds, Inc.	Mutual Fund Series Trust
Shareholder Liability
Under the Maryland General Corporation Law (“MGCL”), a stockholder of a corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the subscription price or other agreed upon price for the stock has not been paid or liability is otherwise imposed under the MGCL.

All persons extending credit to, contracting with or having a claim against any Series of the Trust (or the Trust on behalf of any Series) shall look only to the assets of that Series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Shareholder Voting Rights
Each holder of a share shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes or series shall vote as a single class or series; provided however, that (i) as to any matter with respect to which a separate vote of any class or series is required by Investment Company Act of 1940, as amended, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of single class voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more classes or series, then, subject to (iii) below, the shares of each other class and series shall vote as a single class or series; and (iii) as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series shall be entitled to vote.

All shares shall have “equal  voting rights” as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder.  Once a  matter is submitted to a vote of the Shareholders, each Series shall vote as a separate series except (i) as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Ohio General Corporation Law  if the Trust were an Ohio corporation; and (ii) as to any matter which the Trustees have determined affects the interests of one or more Series or Classes, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote thereon.

The Shareholders shall have the power to vote only (i) for the election or removal of Trustees, (ii) with respect to any contract with a contracting party as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in the Trust’s Agreement and Declaration of Trust, (iv) with respect to any amendment to the Declaration of Trust to the extent and as provided therein, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to any additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the Securities Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.
There shall be no cumulative voting in the election of any Trustee or Trustees.

Shareholder Meetings
No annual meetings of the stockholders will be held subject to the applicable requirements of the 1940 Act.  Special meetings of stockholders, for any purposes or purpose, unless otherwise proscribed by state statutes or the Act of 1940, may be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.

Meetings (including meetings involving only the holders of Shares of one or more but less than all Series or Classes) of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders or upon any other matter deemed by the Trustees to be necessary or desirable.

Shareholder Quorum
The holders of a majority of stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting to a future date at which a quorum shall be present or represented.

A majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires the holders of any Series or Class thereof shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum.  The vote of a majority of shares present, with or without a quorum, shall be sufficient for adjournments.

Shareholder Consent
Notwithstanding any provisions of Maryland law requiring a greater proportion than a majority of votes of all classes or series or of any class or series entitled to be cast, to take or authorize any action, the Corporation may take or authorize any action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such other proportion thereof as shall be required by the 1940 Act or by any express provision of the Declaration of Trust or the Trust’s By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders.  Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Notice to Shareholders of Record Date
When notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder at their address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.

Written notice of a special meeting stating the place, date, and hour of the meeting and purpose(s) for which the meeting is called, shall be given not less than ten (10) or more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote.

Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder’s address as it appears on the records of the Trust.

If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series or Classes) for a period of 30 days after written application by Shareholders holding at least 25% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided in the Declaration of Trust or in the By-Laws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided by the Declaration of Trust in case of call thereof by the Trustees.

Shareholder Proxies
Each shareholder shall at every meeting of the stockholders be entitled to vote by proxy for each share of capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.  Every proxy shall be revocable by the stockholder executing it, except where an irrevocable proxy is permitted by statute.

Shares may be voted in person or by proxy.  A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.  Until Shares are then issued and outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration of Trust or the By-Laws to be taken by Shareholders.

Director/Trustee Power to Amend Organizational Documents
The Corporation reserves the right from time to time to make any amendment to its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Articles, of any outstanding stock by classification, reclassification or otherwise, but no such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon, by a vote in a meeting or in a writing with or without a meeting.
The bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Articles, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaw be contained in the notice of such special meeting.

All rights granted to the Shareholders under the Declaration of Trust are granted subject to the reservation of the right to amend the Declaration of Trust as provided therein, except that no amendment shall repeal the limitation on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved.   Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable  and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees).

The by-laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Termination of Corporation/Trust	The organizational documents are silent with respect to the termination of the Corporation.
The Trust may be terminated at any time by a majority of the Trustees then in office.  Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or in any combination thereof, and distribute the proceeds to the Shareholders.

Merger or Consolidation	The organizational documents are silent with respect to mergers or consolidations.
The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to any particular Series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Series.

Removal of Directors/Trustees
Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than the number required by the Securities and Exchange regulations or State laws) by the action of two-thirds of the remaining Directors.

Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; (ii) by vote of the Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a declaration in writing signed by the Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust’s custodian.

Director/Trustee Committees
The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles; adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease, or exchange of all or substantially all of the corporation’s property and assets; recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; amending the bylaws of the corporation; or increasing or decreasing the membership of the Board of Directors; and unless the resolution or the Articles provide no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

The Trustees, by vote of a majority of the trustees then in office, may elect from their number an Executive Committee or other committees and may delegate thereto some or all of their powers except those which by law, by the Declaration of Trust, or by the By-Laws may not be delegated.  Except as the trustees may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Trustees or in such rules, its business shall be conducted so far as possible in the same manner as is provided by the By-Laws for the trustees themselves.  All members of such committee shall hold such offices at the pleasure of the Trustees.  The Trustees may abolish any such committee at any time.  Any committee to which the Trustees delegate any of their powers or duties shall keep records of its meetings and shall report its action to the Trustees.  The Trustees shall have the power to rescind any action of any committee, but no such rescission shall have retroactive effect.

Director/Trustee Liability
A Director or officer of the corporation will not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees and not personally. Nothing in the Declaration of Trust shall protect any Trustee against any liability to the Trust or the Shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

Director/Trustee Indemnification
Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the Maryland General Corporation Law and the by-laws in effect.  The right of indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

The Trust shall indemnify each of its past, present and future Trustees (including persons who serve at the Trust's request as directors or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or director, and except that no person shall be indemnified against any liability to the Trust to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of Trustee’s office.

Dividends
Dividends upon the capital stock of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustee may determine, which may be daily or otherwise  pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the estimated income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series.  All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of the record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, and except that if Classes have been established for any Series, the rate of dividends or distributions may vary among such Class pursuant to resolution, which may be a standing resolution, of the Board of Trustees.

Capitalization
The total number of shares of stock which the Corporation initially shall have the authority to issue is 100,000,000 of shares of common stock of the par value of $.0001 each, to be classified as “Common Shares”.  Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, the total number of shares which the Corporation is authorized to issue may be increased or decreased by the Board of Directors in accordance with the applicable provisions of the Maryland General Corporation Law.  The Corporation is authorized to issue its shares in series or classes.   The number of authorized Common Shares and the number of Common Shares of each series or of each class that may be issued shall be in such number as may be determined by the Board of Directors.

The beneficial interest in the Trust shall be divided into Shares, all without par value.  The Trustees shall have the authority from time to time to issue or reissue an unlimited number of Shares in one or more Series of Shares, as they deem necessary or desirable, to establish or designate such Series, and to fix and determine the relative rights and preferences as between the different Series of Shares as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Series shall have separate voting rights or no voting rights.

Number of Directors/Trustees and Vacancies
The number of Directors of the corporation shall be five (5) or such other number not less than three (3).  The number of directors to constitute the first Board of Directors is three and such number may be increased or decreased by future action of the Board of Directors.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.

The Trustees serving as such may increase or decrease the number of Trustees to a number of than the number theretofore determined.   Any vacancies vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any Trustees may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filed either by a majority of the remaining Trustees through the appointment in writing of such other person as such remaining Trustee in their discretion (unless a shareholder election is required by the 1940 Act) or by election by the Shareholders, at a meeting called for the purpose.

Chair of the Board
The Chairman of the Board of Directors (if one shall be elected by the Board of Directors) shall preside at all meetings of the shareholders and at all meetings of the Board of Directors.  The Chairman shall perform all the special duties incident to the office of Chairman of the Board of Directors and such other duties as the Board of Directors may from time to time determine or as may be prescribed by the bylaws.
The organizational documents are silent with respect to a Chairman of the Board.
Inspection of Books and Records
Under the MGCL, any stockholder or his or her agent may inspect and copy during usual business hours the corporation’s bylaws, minutes of the proceedings of the stockholders, annual statements of affairs, and voting trust agreements on file at the corporation’s principal office.

The original or copy of the Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder.  A copy will also be filed with the Secretary of State of Ohio, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment.

Involuntary Redemption of Accounts
The corporation shall, upon due presentation of Common Shares for redemption, redeem such shares of stock at a redemption price prescribed by the Board of Directors in accordance with the applicable laws and regulations; provide that in no event shall such price be less than the applicable net asset value per share  of such class or series as determined in accordance with the provisions of this section, less such redemption charge or deferred sales charge (if any) as may be determined by the Board of Directors which redemption or sales charge shall not exceed five percent (5%) of such net asset value per share.  The corporation may redeem, at current net asset value, Common Shares of any class or series not offered for redemption held by any shareholder whose shares have a value of less than $2,000 or such lesser amount as may be fixed by the Board of Directors; provided that before the Corporation redeems such shares it must notify the shareholders that the value of his/her shares is less than the required minimum and allow the shareholder reasonable opportunity to make an additional investment in an amount which will increase the value of the account to the required minimum or more.  Redemption proceeds shall be paid exclusively out of the assets of the class or series whose shares are being redeemed, and shall be paid in cash or by check (or similar form of payment) and not in kind.

Each Share of each Series or Class that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to the terms of the Declaration of Trust if (a) at any time the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the Shares, or any Series or Class thereof, of the Trust, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Shareholder accounts of a minimum amount. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

Appendix B

Principal Holders and Control Persons

As of [date], the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Existing Fund to own beneficially 5% or more of any class of the Existing Fund’s outstanding shares) and each investor who owned 25% or more of the Existing Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of the Existing Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Shareholder Name and Address	Share Class	% of Share Class	% of Existing Fund

EMPIRIC FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [date]

The undersigned shareholder of the Core Equity Fund hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting of Shareholders (the “Meeting”) to be held at [time a.m./p.m.], [Central time], on [date], at [location of meeting], and, revoking any previous proxies, hereby appoints [names of proxies] (or any one of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Proxy Statement.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: web address
VOTE VIA THE TELEPHONE: phone number

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

VOTING OPTIONS

Vote by Mail	Vote in Person	Vote by Phone	Vote on the Internet
Vote, sign and date this Proxy card and return it in the postage-paid envelope	Attend the Special Meeting at [time a.m./p.m.], [Central time], on [date], at [location of meeting]	Call [number], follow the recorded instructions	Log on to: [address] and follow the on-screen instructions

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL BELOW.  THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW.  THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN A QUORUM AND/OR THE REQUIRED APPROVAL.

PLEASE MARK THE APPROPRIATE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.	To approve the proposed Agreement and Plan of Reorganization to reorganize the Core Equity Fund as a series of Mutual Fund Series Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting
to be held on [date].
The Proxy Statement for the Meeting and the
Notice of Special Meeting of Shareholders are available at:
[web address]

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE
OPTIONS

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of _____, 2012, between MUTUAL FUND SERIES TRUST, an Ohio business trust (“New Trust”), on behalf of its series Empiric Core Equity Fund (the “New Fund”), a segregated portfolio of assets, and EMPIRIC FUNDS, INC., a Maryland corporation (the “Old Company”), on behalf its series Core Equity Fund (the “Existing Fund”) (each of the New Trust and Old Company is sometimes referred to herein as an “Investment Company” and collectively as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Funds”).  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Funds, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Fund wishes to effect a single reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve the Existing Fund changing its identity -- by converting from a series of the Old Company to a series of the New Trust -- by (1) transferring all of its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and the New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees/directors (“Board”) including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers two classes of shares, Class A and Class C shares (collectively, the “Existing Fund Shares”).   The New Fund will have the same two classes of shares (the “New Fund Shares”). The rights, powers, privileges, and obligations of each class of New Fund Shares will be substantially similar to those of the corresponding class of Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1           Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefor, the New Fund shall:

                       (a)           issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Class A and Class C New Fund Shares equal to the number of full and fractional corresponding Existing Fund Shares then outstanding, and

(b)         assume all of the Existing Fund’s liabilities as set forth in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2           The Assets of the Existing Fund shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3           The New Fund shall assume all of the Liabilities of the Existing Fund, whether accrued or contingent, known or unknown, existing at the Effective Time whether or not they are reflected on the Statement of Assets and Liabilities, excluding that proportion of the Reorganization Expenses (as defined in paragraph 3.3(b)) that are to be borne by Empiric Advisors, Inc. pursuant to paragraph 6. The Liabilities of the Existing Fund shall include amounts subject to recoupment by the Fund’s investment adviser under the Fund’s expense limitation agreement.  Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4           At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the Class A and Class C New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Class A and Class C Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Class A and/or Class C New Fund Shares equal to the number of full and fractional Class A and/or Class C Existing Fund Shares, as applicable, that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of Class A and/or Class C New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Class A and/or Class C Existing Fund Shares, as applicable, that Shareholder holds at the Effective Time.  All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records.  The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6           Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7           After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund and the Old Company shall terminate.

2.	CLOSING AND EFFECTIVE TIME

2.1           Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after ________, 2013 (“Effective Time”).  The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2           The Old Company shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  The Old Company shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Company, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for the New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to the New Trust that such information, as reflected on each New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3           With respect to the Existing Fund, the Old Company shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number and class of full and fractional outstanding Existing Fund Shares each such Shareholder owns, at the Effective Time, certified by the Old Company’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on the New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Company, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the applicable Existing Fund’s account on those records.

2.4           Old Company shall deliver at the Closing an opinion of its counsel, Thompson Coburn LLP (“Counsel”), substantially in the form of the opinion attached hereto as Exhibit 1, and New Trust shall deliver at the Closing an opinion of its counsel, Thompson Hine LLP, substantially in the form of the opinion attached hereto as Exhibit 2.

2.5           The Old Company shall deliver to the New Trust and to Empiric Advisors, Inc. within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.6           At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1           The Old Company, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)           The Old Company (1) is a corporation operating under written articles of incorporation, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the state of Maryland, and its Articles of Incorporation, as most recently amended January 26, 2007,  (“Old Company Articles”) is on file with the Secretary of the State of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)           The Existing Fund is a duly established and designated series of the Old Company;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Company’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Company, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           At the Effective Time, the Old Company will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)           The Old Company, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Maryland law, the Old Company Articles or the Old Company’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Company, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Company, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)           At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any Liabilities of the Existing Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Company may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Company’s knowledge, threatened against the Old Company involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Company, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Company’s ability to consummate the transactions contemplated hereby;

(h)           The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended September 30, 2012, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which the Old Company has furnished to the New Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)           Since September 30, 2012, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund Liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)           The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)           All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m)           The Existing Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2)  as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n)           The information to be furnished by the Old Company for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(o)           The Old Company Articles permit the Old Company to vary its shareholders’ investment; the Old Company does not have a fixed pool of assets; and the Existing Fund is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(p)           To the personal knowledge of the officers of the Old Company, the Old Company’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in Existing Fund’s prospectus, except as previously disclosed in writing to New Trust; and

(q)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2           The New Trust, on the New Fund’s behalf, represents and warrants to the Old Company, on the Existing Fund’s behalf, as follows:

(a)           The New Trust (1) is an Ohio business trust that is duly created, validly existing, and in good standing under the laws of Ohio, and its Agreement and Declaration of Trust dated February 27, 2006 (“New Trust Declaration”) is on file with the Secretary of State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)           At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or Liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)           No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)           The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Ohio law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust with respect to the New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect the New Trust’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Trust’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h)           The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs, and has met such requirements since its formation; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)           The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)           The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Company for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(k)           The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3           Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)           No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the Old Company’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy Statement”), (2) the New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)           The net asset value of the New Fund Shares each Shareholder receives will be equal to the net asset value of the Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)           The Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)           The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and the Liabilities to which the Assets are subject;

(e)           None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)           No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, Empiric Advisors, Inc., or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)           Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets -- except for assets used to pay the Fund’s expenses incurred in connection with the Reorganization -- and be subject to the same Liabilities that the Existing Fund held or was subject to immediately before the Reorganization; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1           The Old Company covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2           The Old Company covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3           The Old Company covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4           Each Investment Company covenants to cooperate with the other in preparing the Proxy Statement and the Registration Statement in compliance with applicable federal and state securities laws.

4.5           Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Company, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6           The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7           Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1           All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2           All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Company’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on any Fund’s assets or properties;

5.5           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6           The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”).  (The receipt of such an opinion is a non-waivable condition to closing.)  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)           The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)           The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)           The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           The New Fund’s tax basis in each Asset will be the same as the Existing Fund’s tax basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)           A Shareholder’s aggregate tax basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate tax basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           The New Fund will succeed to and take into account the items of the Existing Fund described in section 381(c), including the earnings and profits, or deficit in earnings and profits, of the Existing Fund as of the date of the Reorganization.  The Existing Fund will take these items into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 and the applicable Treasury Regulations thereunder.  Pursuant to Treasury Regulations section 1.381(b)-1(a), the taxable year of the Existing Fund will end on the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on a Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7           Before the Closing, with respect to the New Fund, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one New Fund Share (“Initial Share”) to [Gemini Fund Services, LLC] or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8           The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by [Gemini Fund Services, LLC] or its affiliate as the New Fund’s sole shareholder; and

5.9           At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

Subject to complying with Section 3.3(b), the Existing Fund shall pay $_________ in partial payment of the Reorganization Costs.  The remainder of the Reorganization Costs shall be paid by Empiric Advisors, Inc.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing the New Fund’s prospectus and the Existing Fund’s proxy materials; (2) legal and accounting fees; (3) transfer agent and custodian conversion costs; (4) transfer taxes for foreign securities; (5) proxy solicitation costs; (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses; and (7) expenses of liquidating the Existing Fund and Old Company.  Both the Existing Fund and Empiric Advisors, Inc. each shall remain liable for its respective portion of the expenses, as described above, in the event this Agreement is terminated pursuant to paragraph 8.  Notwithstanding the foregoing, expenses shall be paid by the Existing Fund directly if and to the extent that the payment thereof by another person would result in the Existing Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1           By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before _______, 2013, or such other date as to which the Investment Companies agree; or

8.2           By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d), neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding an Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.  No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1           This Agreement shall be governed by and construed in accordance with the internal laws of Ohio, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Company, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

            IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

MUTUAL FUND SERIES TRUST, on behalf of its series Empiric Core Equity Fund

By:  ___________________________________
Name:  Jerry Szilagyi
 Title:   President

EMPIRIC FUNDS, INC., on behalf its series Core Equity Fund

By:  ___________________________________
Name:   Mark A. Coffelt
Title:     President

Solely for purposes of paragraph 6,

EMPIRIC ADVISORS, INC.

By:  ___________________________________
Name:   Mark A. Coffelt
Title:     President